SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the “Agreement”) is dated April ____, 2012 and is made by VAMPT BREWING COMPANY LIMITED, a Nevada corporation (the “Debtor”), in favor of KALAMALKA PARTNERS LTD., a British Columbia company, in its capacity as agent for certain lenders (the “Lenders”) (in such capacity the "Secured Party") and is granted by the Debtor in favour of the Secured Party pursuant to promissory notes made jointly and severally by the Debtor and Vampt Beverage USA, Corp. (the “Co-Borrower”) in favour of the Lenders (as those notes may be amended, extended, renewed, replaced, restated and in effect from time to time the “Notes”) and evidencing loans made by the Lenders to the Debtor and the Co-Borrower on a joint and several basis.

Definitions.  Unless the context otherwise requires, all terms used but not expressly defined herein which are defined in the NevadaUniform Commercial Code (the “Code”) shall have the same meaning herein as in the Code.

For valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the Debtor) the Debtor hereby represents, warrants and agrees as follows for the benefit of Secured Party:

1.	Grant of Security Interest. The Debtor hereby grants to the Secured Party a security interest in all of the following now owned or hereafter owned or acquired personal property:

(a)	Inventory, Etc. All of the Debtor’s right, title and interest in the inventory described in Schedule A (collectively, the “Inventory”);

(b)
Instruments.  All negotiable instruments or any other writing that evidences a right to the payment of a monetary obligation or that is of a type that in the ordinary course of business is transferred by delivery with the necessary endorsement or assignment and which relates to the Inventory (collectively the “Instruments”);

(c)
Accounts, Contract Rights, etc.  All of the Debtor’s right, title and interest in (i) accounts, (ii) contract rights, (iii) chattel paper, (iv) all documents, documents of title, drafts, checks, acceptances, bonds, letters of credit, notes or other negotiable and non-negotiable instruments, bills of exchange, deposits, certificates of deposit, insurance policies and any other writings evidencing a monetary obligation or security interest in or a lease of personal property, (v) all licences, leases, contracts or agreements, (vi) all letter of credit rights, (vii) all general intangibles, including, without limitation, all payment intangibles, judgments, choses in action, patents, trademarks, trade names, service marks, licenses, copyrights and the like whether registered or not, and whether or not likely to be used by the Debtor, including, with respect to all of said property, without limitation, all rights corresponding thereunder throughout the world, all renewals thereof, all license royalties with respect thereto, all claims for damages, profits and proceeds by reason of past, present and future infringements, and all rights to sue therefor; (viii) all accounts and all guarantees and other personal property securing the payment or performance of any of the foregoing (collectively the “Accounts”);

(d)	Commercial Tort Claims. Commercial tort claims arising in tort with respect to any claims by the Debtor relating to the Inventory, Instruments and Accounts (“Commercial Tort Claims”);

(e)
Documents.  All of the Debtor’s right, title, and interest in and to books, correspondence, credit files, records, invoices, and other documents relating to Inventory, Instruments, Accounts and Commercial Tort Claims, including, without limitation, all tapes, disks, cards, computer runs and other papers or documents relating to Collateral in the possession or control of the Debtor relating to Inventory, Instruments, Accounts and Commercial Tort Claims; all records and data relating to Inventory, Instruments, Accounts and Commercial Tort Claims, whether in the form of writings, photographs, microfilm, microfiche, or electronic media, together with all of the Debtor’s right, title and interest in and to all computer software necessary to use, create, maintain and process such records or data on electronic media, and including correspondence, invoices, shipping documents and records, sales slips, orders and order acknowledgements, and sales contracts, in each case relating to Inventory, Instruments, Accounts and Commercial Tort Claims (collectively, the “Documents”); and

(f)	Proceeds and Products. All cash and non-cash proceeds (including rents, royalties, and insurance proceeds) and products of the items of property described in paragraphs (a) through (e) above.

The items of property described in this Section 1 are herein referred to collectively as the “Collateral”.

2.
Obligations Secured.  The security interest in the Collateral is given as general and continuing security for the payment, performance and satisfaction of any and all indebtedness and liability of the Debtor to the Secured Party (including interest thereon), under or arising in connection with the following:

(a)	the Debtor's obligations under the Notes, including without limitation, all principal, interest thereon, charges and other costs and expenses as therein set forth;

(b)
the Debtor's obligations with respect to payment of any costs and expenses incurred or advances made by Secured Party pursuant to the Notes, this Agreement or any other documents executed by the Debtor securing or relating to the Notes, this Agreement and/or the Collateral, whether executed prior to, contemporaneously with or subsequent to this Agreement (the Notes, this Agreement and such other documents executed by the Debtor are herein collectively referred to as the “LoanDocuments”) to protect the Collateral or fulfill the Debtor’s obligations under the Loan Documents, together with interest thereon from the time such costs and expenses are incurred or advances made, at the rate or rates from time to time provided for in the Notes but in any case not in excess of the maximum rate permitted by applicable law;

(c)	performance of each agreement, term and condition set forth or incorporated by reference herein or in any Loan Document; and

(d)
any and all amendments, modifications, renewals, restatements, replacements and/or extensions of any of the foregoing, in effect from time to time, including, but not limited to, amendments, modifications, extensions, renewals, restatements, replacements and/or extensions which are evidenced by new or additional instruments, documents or agreements or which change the rate of interest on any obligation secured hereby,

(collectively the "Obligations").

3.	Representations, Warranties and Covenants. The Debtor hereby represents, warrants and covenants as follows:

(a)
The Debtor is a corporation duly incorporated under the laws of the State of Nevada. The Debtor's U.S. tax identification number and its organizational identification number assigned by the State of Nevada, if any, are set forth below its signature on the signature page hereto.  The Debtor will not change its form or jurisdiction of organization without giving at least 15 days' prior written notice thereof to Secured Party and taking, at the Debtor's sole expense, all actions requested by Secured Party to maintain and preserve Secured Party's security interest in the Collateral as a valid, enforceable, perfected, first priority security interest, including, but not limited to, filing financing statements specified by Secured Party.

(b)
The Debtor has full power and authority to enter into this Agreement, grant to the Secured Party a valid security interest in the Collateral and perform all of its Obligations under this Agreement.  The execution, delivery and performance by the Debtor of this Agreement do not contravene the Debtor’s constating documents, or violate any provision of any statute, law, rule, regulation, judgment, order or decree and will not conflict with, or constitute a breach or default under, any indenture, loan agreement, contract or other agreement or instrument to which the Debtor is a party or by which the Debtor or any of its property is bound.

(c)
No authorization, consent or approval or other action by, and no notice to or other filing with, any governmental authority or regulatory body is required for the grant by the Debtor of the security interest granted hereby, the due execution and delivery by the Debtor of this Agreement or the performance by the Debtor of any of its Obligations hereunder, except filing of a financing statement in the office of the Secretary of State of the State of Nevada.

(d)
This Agreement has been duly executed and delivered by the Debtor and is the Debtor's legal, valid and binding obligation, enforceable against the Debtor in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting the enforceability of rights of creditors generally and to general equitable principles that may limit the right to obtain equitable remedies.  This Agreement creates, in favour of the Secured Party, a valid and, upon the filing of an appropriate financing statement in the office of the Secretary of State of the State of Nevada, perfected (to the extent perfection is obtained by the filing of such financing statement) lien on and security interest in the Collateral, enforceable against the Debtor and all third parties and superior in right to all other existing security interests, liens, encumbrances or charges, existing or future.  Upon such filing, no filing or recording of any other financing statement or other instrument and no recording, filing or indexing of this Agreement is necessary in order to preserve and protect the security interest of the Secured Party, in the Collateral as a legal, valid and enforceable, perfected (to such extent) security interest in the Collateral, except filing of appropriate continuation statements with respect to financing statements.

(e)
Except for the security interest granted hereby, the Debtor is, and as to any Collateral acquired by the Debtor after the date hereof will be, the owner and holder of all the Collateral free and clear of any security interest, lien, charge, encumbrance or other adverse claim, and the Debtor will defend all of the Collateral, whether now owned or hereafter acquired, against all claims and demands of all persons at any time claiming the same or any interest therein, and will take all steps to maintain the security interest of the Secured Party as a valid and fully perfected lien of first priority.

(f)
The Debtor’s principal place of business and chief executive office is at the address set forth below the Debtor’s signature on the signature page hereof.  The Debtor has never changed its name nor has it been the surviving entity in a merger or acquired the assets of any other business prior to the date hereof.

(g)
The Debtor has not utilized any trade names in the conduct of its business.  The Debtor will not change its name or the location of its principal place of business or chief executive office without giving at least fifteen (15) days’ prior written notice to the Secured Party of any such proposed change or utilization and taking, at the Debtor's sole expense, all actions reasonably requested by Secured Party to maintain and preserve the security interest of the Secured Party, in the Collateral as a valid, enforceable, perfected, first priority security interest including, but not limited to, filing financing statements specified by Secured Party.

(h)
No financing statement covering any of the Collateral or any proceeds thereof is on file in any public office in any jurisdiction, other than financing statements in favor of the Secured Party.  The Debtor authorizes the Secured Party to prepare and file financing statements without the signature of the Debtor where permitted by law and, if the Debtor’s signature shall be required, the Debtor irrevocably appoints the Secured Party as the Debtor’s agent for the purpose of signing and filing such financing statements.  The Debtor promises to pay to the Secured Party all fees and expenses incurred in filing financing statements and any continuation statements or amendments thereto, which fees and expenses shall become a part of the Obligations secured by this Agreement.

(i)
On the request of the Secured Party from time to time, the Debtor shall duly endorse and deliver to the Secured Party all instruments or documents, the possession of which is necessary to perfect the interest of the Secured Party, in any of the Collateral hereunder and take, at the Debtor's sole expense, all actions requested by Secured Party to maintain and preserve the security interest of the Secured Party, in the Collateral as a valid, enforceable, perfected, first priority security interest.

(j)	The Debtor will not, without the prior written consent of the Secured Party, create or permit to exist any security interest, lien, charge, encumbrance or other adverse claim on any of the Collateral.

(k)
The Debtor will fully and punctually perform any duty required of it in connection with the Collateral and will not take any action, including the amendment of any contract or the waiver of any contract rights, which will impair, damage or destroy Secured Party’s rights with respect to the Collateral or hereunder or the value thereof, to an extent that materially adversely affects the financial condition or operations of the Debtor.

4.
Taxes.  The Debtor will pay before delinquency any taxes which are or may become through assessment or distraint or otherwise a lien or charge on the Collateral and will pay any tax which may be levied on any Obligation secured hereby.

5.
Maintenance of Collateral; Inspection of Books and Records.  The Debtor will keep the Collateral in good repair and Secured Party may inspect the Collateral at reasonable times and intervals and with reasonable notice to the Debtor and may for this purpose enter any premises upon which the Collateral is located, including, but not limited to, the Debtor’s facilities within normal business hours with reasonable notice to the Debtor.  The Debtor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and detailing sales or other transfers of the Collateral and payments received or accounts owing with respect to the Collateral for the periods specified by the Secured Party and such other reports in connection with the Collateral as the Secured Party may reasonably request, in writing, all in reasonable detail.  Upon Secured Party’s written request, the Debtor will permit the Secured Party or its duly authorized representatives to examine its books and records during the Debtor’s regular business hours with reasonable notice to the Debtor and shall furnish to the Secured Party such financial statements and other financial data as the Secured Party may reasonably request from time to time in accordance with the Notes.

6.	Tangible Collateral. With respect to the Inventory (collectively, the “Tangible Collateral”):

(a)
The Debtor will not remove the Tangible Collateral from such locations (except for sales of Inventory in the ordinary course of the Debtor's business) without the prior written consent of the Secured Party.  Without in any way excusing a breach of the foregoing sentence by the Debtor, if for any reason (except for sales of the Tangible Collateral in the ordinary course of the Debtor's business) any of the Tangible Collateral is at any time moved to a location other than as permitted in this Agreement, the Debtor will promptly notify the Secured Party of such change in the location of such Tangible Collateral and will execute and deliver such financing statements and other instruments and do such acts and things as the Secured Party may request pursuant to Section 11 hereof.

(b)
The Debtor has and will maintain insurance on and with respect to the Tangible Collateral against loss or damage by fire, theft and such other risks as are customarily insured against by persons similarly situated to the Debtor, in such amounts, with such insurers and under policies in such form as shall be satisfactory to the Secured Party.  The Secured Party shall be named as a loss payee on all such policies, and all such policies shall provide that they are not cancellable without thirty (30) days’ prior written notice to the Secured Party.  The Debtor shall, if requested by the Secured Party, obtain and deliver to the Secured Party, from time to time, satisfactory original or duplicate policies or certificates of insurance, including any endorsements, to evidence the Debtor’s satisfaction of the insurance requirements hereunder.  In the event of loss or damage with respect to any or all of the Tangible Collateral, the Secured Party shall have the right to collect any and all insurance upon the Tangible Collateral and to apply the same at its option to any of the Obligations, whether or not matured, or to the replacement, restoration or repair of any or all of the Tangible Collateral.

7.	Intangible Collateral. With respect to the Instruments, Commercial Tort Claims and Documents (collectively, the “Intangible Collateral”):

(a)
The Debtor’s records concerning all Intangible Collateral are kept at address set forth below the Debtor's signature on the signature page hereto.  The Debtor will not remove any of such records from such address without the prior written consent of the Secured Party.  Without in any way excusing a breach of the foregoing sentence by the Debtor, if for any reason any of such records concerning the Intangible Collateral shall at any time be moved to another location or locations, the Debtor will promptly notify the Secured Party of any such change in the location of such records and will execute and deliver such financing statements and do such other acts and things as the Secured Party may request pursuant to Section 11 hereof.

(b)
Each item of Intangible Collateral is, or at such time as it becomes part of the Collateral will be, a bona fide, valid and legally enforceable obligation of the account the Debtor or other obligor in respect thereof, subject to no defense, setoff or counterclaim against the Debtor and in connection with which there is no default with respect to any payment or performance on the part of the Debtor or any other party.

(c)	The Debtor will at all times keep accurate and complete records of payment and performance by the Debtor, the respective account debtors and all other parties obligated on Intangible Collateral.

(d)
The Secured Party may, in the name of the Secured Party, upon the occurrence of an event of default under the Notes notify the Account debtor or other obligor on any item of Intangible Collateral of the Secured Party’s security interest.  The Secured Party may, in its own name or the name of the Debtor, upon the occurrence of an event of default under the Notes, demand, sue for, collect or receive any money or property payable, or receive any money or property payable or receivable on any Intangible Collateral and settle, release, compromise, adjust, sue upon, foreclose, realize upon or otherwise enforce any item of Intangible Collateral as the Secured Party may determine, and for the purpose of realizing the Secured Party’s rights herein, the Secured Party may receive, open and dispose of mail addressed to the Debtor and endorse notes, checks, drafts, money orders, documents of title or other forms of payment on behalf of and in the name of the Debtor.  Upon the occurrence of an event of default under the Notes the Secured Party may at any time in its discretion transfer any notes, securities or other Intangible Collateral into its own name or that of its nominee and receive the income thereon and hold the same as Collateral for the Obligations or apply the same to the payment of amounts due in respect of the Obligations.  The Debtor agrees to reimburse the Secured Party on demand with interest at the applicable rate of interest provided for in the Notes any payment made or any expense incurred by the Secured Party pursuant to the foregoing authorization, and any payment made or expense incurred by the Secured Party pursuant to the foregoing authorization shall be part of the Obligations secured hereunder.

8.	Compliance with Laws. The Debtor will ensure that its use of the Collateral will comply in all material respects with all applicable laws, ordinances, and regulations of governmental authorities.

9.
Waivers.  This Agreement shall not be qualified or supplemented by course of dealing.  No waiver or modification by Secured Party of any of the terms and conditions hereof shall be effective unless in writing signed by Secured Party.  No waiver or indulgence by Secured Party as to any required performance by the Debtor shall constitute a waiver as to any required performance or other Obligations of the Debtor hereunder.  No modification or amendment of this Agreement shall be valid unless in writing signed by the Debtor and Secured Party.

10.
Release of Collateral, Etc.  The Obligations of the Debtor shall not be affected by the release or substitution of any collateral or by the release of or any renewal or extensions of time to any party to any instrument, obligation or liability secured hereby or to which the Debtor is a party.  Secured Party shall not be bound to resort to or exhaust its recourse or to take any action against other parties or other collateral.  The Debtor hereby waives presentment, demand, protest, notice of protest and notice of non-acceptance or non-payment with respect to any indebtedness, obligation or liability secured hereby.

11.
Further Assurances.  The Debtor, at its sole cost and expense, will at any time and from time to time hereafter (a) give Secured Party at least fifteen (15) days’ prior written notice of any proposed change in the Debtor’s name, identity or form or jurisdiction of organization, or the adoption or change of any trade names under which the Debtor operates or intends to operate the Collateral; (b) execute such financing statements and other instruments and perform such other acts as may be necessary or as Secured Party may reasonably request in writing to establish and maintain the security interests herein granted by the Debtor to the Secured Party, and the priority and continued perfection thereof; (c) obtain and promptly furnish to Secured Party evidence of all government approvals that may be required to enable the Debtor to comply with its Obligations under this Agreement; and (d) execute and deliver all such other instruments and perform all such other acts as Secured Party may reasonably request to carry out the transactions contemplated by this Agreement and to maintain and preserve Secured Party's security interest in the Collateral as a valid, enforceable, perfected, first priority security interest.  Without limiting the foregoing, to effectuate the rights and remedies of the Secured Party hereunder, at any time after occurrence and during the continuance of an event of default under or pursuant to the Notes the Debtor hereby irrevocably appoints the Secured Party attorney-in-fact for the Debtor in the name of the Debtor or the Secured Party, with full power of substitution, to sign, execute and deliver any and all instruments and documents and do any and all acts and things to the same extent as the Debtor could do, to sell, assign and transfer any intangible Collateral, including, but not limited to, taking all action necessary or desirable to obtain the approval of any governmental body to the transfer or issuance to the Secured Party or any other person of any intangible Collateral.

12.
Expenses Incurred by Secured Party.  Secured Party is not required to, but may, at its option, pay any tax, insurance premium, filing or recording fees, or other charges payable by the Debtor hereunder if the Debtor does not do so within a reasonable time, and any such amount shall bear interest from the date of payment until repaid at the applicable rate of interest set out in the Notes.  Such amounts shall be repayable by the Debtor on demand, and the Debtor’s obligation to make such repayment shall constitute an additional Obligation secured hereby.

13.
Assignment.  Secured Party may assign or transfer the whole or any part of the Obligations and may transfer therewith as collateral security the whole or any part of the Collateral and all obligations, rights, powers and privileges herein provided shall inure to the benefit of the assignee to the extent of such assignment.

14.	Events of Default. The occurrence of an event of default under or pursuant to the Notes shall be deemed to be an event of default under this Agreement.

15.
Remedies.  Upon the occurrence of an event of default under or pursuant to the Notes, the Secured Party shall have all remedies provided by law and, without limiting the generality of the foregoing or the remedies provided in any other Section hereof or in any other Loan Document, shall have the following remedies:

(a)	The remedies of a secured party under the Uniform Commercial Code; and

(b)	The right, at Secured Party’s option, to sell in a commercially reasonable manner all or part of the Collateral and make application of all proceeds or sums due on the Collateral; and

(c)	The right to enter any premises where any of the Collateral is situated and take possession of such Collateral without notice or demand and without legal proceedings; and

(d)	The right to exercise and enforce all of the Debtor’s rights under any Collateral which is a contract or other agreement to which the Debtor is a party or of which the Debtor is a beneficiary; and

(e)	All other remedies which may be available in law or equity.

At the request of Secured Party, upon the occurrence of an event of default under or pursuant to the Notes, the Debtor will assemble the Collateral and make it available to Secured Party at a place designated by Secured Party.  To the extent that notice of sale shall be required by law to be given, the Debtor agrees that a period of ten (10) days from the time the notice is sent shall be a reasonable period of notification of a sale or other disposition of Collateral by the Secured Party and that any notice or other communication from Secured Party to the Debtor pursuant to this Agreement or required by any statute may be given to the Debtor at the address set forth under its name on the signature on the signature page hereof.  The Debtor agrees to pay on demand the amount of all reasonable expenses incurred by Secured Party in protecting and realizing on the Collateral, and the Debtor further agrees that if this Agreement or any Obligation is referred to an attorney for protecting or defending the priority of Secured Party’s interest in the Collateral or for collecting or realizing thereon, the Debtor shall pay all of Secured Party’s reasonable expenses including, without limitation, all reasonable attorneys’ fees and costs and expenses of title search and all court costs and costs of public officials, and the Debtor further agrees that its obligation to pay such amounts shall bear interest from the date such expenditures are made by Secured Party until repaid at the Default Rate and shall be secured hereby.  The Secured Party shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining to the Collateral beyond reasonable care in the custody or preservation thereof.  The Debtor agrees to pay any deficiency remaining after collection or realization by Secured Party on the Collateral.

16.
Indemnity.  The Debtor will indemnify and hold Secured Party harmless from all liability, loss, damage or reasonable expense including, but not limited to, all reasonable attorneys’ fees and costs, that Secured Party incurs resulting from, arising out of or relating to Secured Party’s efforts to comply with or enforce the terms of this Agreement or the Obligations.  The covenants set forth in this Section 16 shall survive the termination of this Agreement.

17.
Severability.  In case any one or more of the provisions contained in this Agreement is invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions will not in any way be affected or impaired thereby in any other jurisdiction; and the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

18.
Successors.  This Agreement inures to the benefit of Secured Party and its successors and assigns, and shall bind the successors and assigns of the Debtor.  The Debtor may not assign its rights and obligations hereunder without the prior written consent of Secured Party.

19.
Other Agreements.  The terms of this Agreement are intended to supplement and not to replace or be replaced by the terms of the other Documents and the rights and remedies herein provided to Secured Party are intended to be cumulative of and in addition to all rights and remedies conferred by the other Documents.

20.
Notices.  Unless otherwise specified, any notice or other communication required or permitted to be given to a party hereunder shall be in writing and may be delivered personally or sent by prepaid registered mail or by facsimile, to the address or facsimile number of the party as set out on the signature pages of this Agreement, to the attention of the person there indicated or to such other address, facsimile number or other Person’s attention as the party may have specified by notice in writing given under this section.  Any notice or other communication shall be deemed to have been given:

(a)	if delivered personally, when received;

(b)	if mailed, on the fifth Business Day following the date of mailing;

(c)
if sent by facsimile, on the Business Day when the appropriate confirmation of receipt has been received if the confirmation of receipt has been received before 3:00 p.m. on that Business Day or, if the confirmation of receipt has been received after 3:00 p.m. on that Business Day, on the next succeeding Business Day; and

(d)	if sent by facsimile on a day which is not a Business Day, on the next succeeding Business Day on which confirmation of receipt has been received.

21.
Judgment Currency.  If for the purposes of obtaining judgment in any court in any jurisdiction or for any other purpose hereunder it becomes necessary to convert into the currency of such jurisdiction ("Judgment Currency") any amount due hereunder in any currency other than the Judgment Currency, then such conversion shall be made in accordance with the normal banking procedures of the Secured Party at the rate of exchange prevailing on the last business day before the day on which judgment is given.  In the event that there is a change in the rate of exchange prevailing between the last business day before the day on which the judgment is given and the date of payment of the amount due, the Debtor shall, on the date of payment, pay such additional amounts (if any) as may be necessary to ensure that the amount paid on such date is the amount in the Judgment Currency which, when converted at the rate of exchange prevailing on the date of payment, is the amount then due under this Agreement in such other currency.  Any additional amount due from the Debtor under this paragraph 21 shall be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Agreement.

22.
Withholding Taxes.  Any and all payments by the Debtor hereunder shall be made free and clear of, and without deduction for, any and all present and or future taxes.  If the Debtor is required by law to deduct any taxes from or in respect of any sum payable hereunder to Secured Party, (a) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 22) Secured Party will receive an amount equal to the sum it would have received had no such deductions been made; (b) the Debtor shall make such deductions; and (c) the Debtor shall pay the full amount deducted to the relevant taxing authority or other governmental authority in accordance with applicable law and promptly forward to Secured Party an official receipt or other documentation acceptable to Secured Party evidencing such payment.

23.	Governing Law and Venue; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

[THIS SPACE LEFT INTENTIONALLY BLANK]

Waiver of Jury Trial.EACH OF THE DEBTOR AND,BY ITS ACCEPTANCE OF THIS AGREEMENT, SECURED PARTY KNOWINGLY, VOLUNTARILYAND INTENTIONALLY WAIVES ANY RIGHT TO A JURY TRIAL OF ANY DISPUTERELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BETRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

IN WITNESS WHEREOF, the Debtor has executed this Agreement as of the date first above written.

THE DEBTOR:
VAMPT BREWING COMPANY LIMITED,a Nevada corporation, by its authorized signatories:

By:     _______________________________
Name:
Title:

By:     _______________________________
Name:
Title:

U.S. Tax ID No.:
Nevada ID No.: E0412542011-9

Address for Notices:

Vampt Brewing Company Limited
c/o 30084 RPO Glenmore
Kelowna BC V1V 2M2

Attention: Ian Toews
Fax: 250-868-1013

Secured Party Address for Notices: Kalamalka Partners Ltd. 101-2903 35th Avenue Vernon BC V1T 2S7 Attention: David Willis Fax: 250-542-8300

SCHEDULE A

All present and future inventory of the Debtor of whatever nature or kind and wherever located or situated.